STRICTLY PRIVATE AND CONFIDENTIAL
ADDRESSEE ONLY
Mr Samih Kawar
c/o FLAG Telecom Limited
PO Box 30440
Masaood Building
7th Floor
Al Maktoum Street
Dubai
UAE

                                                                    13 July 2001

                                                               WITHOUT PREJUDICE
                                         SUBJECT TO THE APPROVAL OF THE BOARD OF
                                                   FLAG TELECOM HOLDINGS LIMITED
                                                         AND SUBJECT TO CONTRACT

Dear Samih

Following our recent discussions, set out below are the terms of the agreement ("this Agreement") which is executed as a deed between you and FLAG Telecom Holdings Limited ("the Company") regarding the conclusion of your employment with the FLAG Group and the cessation of all offices held by you in the FLAG Group.

1.

1.1 Your current employment with FLAG Limited within the FLAG Group will end on 31 July 2001 (the "End Date"). Your employment contract or contracts shall cease to apply effective as of the End Date except for those clauses that expressly survive and apply thereafter (including without limitation Appendix 5 of the Employee Handbook: Protection of Material, Non-Public and other Confidential Information and Prevention of Insider Trading and Tipping; Appendix 5b of the Employee Handbook:
         Company Policies and Procedures concerning Protection of Material, Non-Public and other Confidential Information and Prevention of Insider Trading and Tipping) as amended by this Agreement.

1.2 You will resign from all directorships and other offices held by you in the FLAG Group and all positions held by you in third parties as FLAG's representative with effect from the End Date by executing a letter in the form attached at Schedule 6. The Company hereby revokes any power of attorney or other authority previously held by you for any company in the FLAG Group except for the power of attorney issued by FLAG Limited which will be revoked on a future date notified to you by the Company and/or FLAG Limited during the period of the consultancy arrangements referred to in paragraph 3.1. As to such power of attorney you agree that any exercise of powers thereunder shall require the prior written authority of the Chief Executive officer of the Company or such person as he may designate in writing. You undertake to execute all documents and do such things (at the expense of the Company) as may be necessary to effect your resignation from any directorship or office in the FLAG Group or representative position held on behalf of the FLAG Group and to procure the appointment of any successors to such positions or to revoke any power of attorney held by you for any company in the FLAG Group.

1.3 You hereby acknowledge and agree that when you cease to hold the power of attorney issued by FLAG Limited and all directorships, offices and representative positions you shall not hold yourself out from the date you cease to hold such power or appointment in the Company or an Associated Company as authorised to incur fees, expenses or liabilities or any kind or pledge credit on behalf of the Company or the Associated Company in respect of which you have ceased to hold such power or appointment in respect of any third party (including but not limited to auditors, legal advisers, investments banks and houses and supplies.).

2. Up to the End Date you will be required to attend the Company's offices.

3.       CONSULTANCY

3.1 You will provide consultancy services to the FLAG Group from the End Date to 1 October 2002. The consultancy services to be provided by you are as set out in Schedule 2 Parts 1 and 2.

                                       2
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3.2      Subject to your having provided to the reasonable satisfaction of the
         Company all of the services set out in Part 1 of Schedule 2 and having commenced to the reasonable satisfaction of the Company the provision of the services set out in Part 2 of Schedule 2 the Company will pay to you US$400,000 on 1 October 2001 and thereafter shall pay to you in equal monthly instalments at the end of each month until 1 October 2002 the total sum of US$300,000 subject to you providing to the reasonable satisfaction of the Company the services set out in Part 2 of Schedule 2 by the deadlines set out in that Schedule. The payments in this paragraph 3.2 include any severance payment or end of service gratuity which might be payable under the law of the United Arab Emirates.

3.3 Up to 1 October 2001 you agree that you will reside in Dubai and you will have access to the FLAG Group's offices in Dubai for the purposes of providing services under this Agreement and will be available there except for temporary absences.

4.       SALARY AND BENEFITS

4.1 You will be paid your salary and will receive benefits to the End Date. Save as otherwise provided for in this Agreement, all salary payments and benefits extended to you including, but not limited to insurance benefits, accommodation, travel and car allowances, payment of education costs for your children, and pension contributions will cease as of the End Date. You will receive payment of US$14,126.70 in respect of all accrued and unused vacation earned through the End Date with your final salary.

4.2 Except as provided herein you hereby acknowledge and agree that no part of your salary or bonus for any period of your employment with the FLAG Group remains payable to you and that there is no agreement to defer payment of any future salary or bonus to which you may be entitled.

COMPENSATION PAYMENT

5. As an additional benefit to you and in consideration for your obligation under paragraph 22 of this Agreement and the provisions of paragraphs 22 and 23 of this Agreement, the Company will pay to you on the End Date the sum of

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         US$375,000 ("the Compensation Payment"). The Compensation Payment
         includes any severance payment up to the End Date to which you may be entitled under the law of the United Arab Emirates.

OTHER COMPENSATION OR BENEFITS

6. You hereby acknowledge and agree that, except as expressly provided in this Agreement, you will not receive any additional compensation, severance or benefits after the End Date.

TAXATION

7.

7.1 The Company gives no warranty as to whether any tax or employee social security contributions are payable in any jurisdiction in respect of any payments made or benefits (including share options) made available to you pursuant to the terms of this Agreement and you are solely responsible for the payment of any tax of any nature and any liability to employee national insurance or other social security contributions in any jurisdiction arising in respect of, or by reason of, any payment or benefit set out in this Agreement or wheresoever arising.

7.2 You will indemnify the Company, FLAG Limited and each and every Associated Company and keep it and them fully and effectively indemnified on a continuing basis against all and any liability to taxation or social security contributions (including, without limitation, any liability resulting from a failure to make deductions or withholdings) and any interest, penalties or costs incurred by the Company or any Associated Company in respect of any payments made or benefits (including share options) made available to you pursuant to the terms of this Agreement and as an employee of the FLAG Group from 23 June 2001 until the cessation of your employment. In the event that the Company or any Associated Company receives any claim for tax or social security contributions (including any claim resulting from a failure to make deductions or withholdings or any claim for interest or penalties) from any tax authority in any jurisdiction in respect of any payment made or benefit made available to you (including share options) pursuant to this Agreement

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         and as an employee of the FLAG Group, the Company will promptly notify you and provide copies of any correspondence to enable you to correspond with the relevant authority direct.

EXPENSES

8. You hereby acknowledge and agree that within 3 months of the End Date you will submit your final documented expense reimbursement statement under your current employment contract reflecting those business expenses reasonably incurred through the End Date, for which you seek reimbursement. The Company will promptly reimburse these expenses. For expenses in connection with work requested by the Company during the period 1 August 2001 through 1 October 2002 the Company will reimburse you pursuant to the FLAG Group's expenses policy in effect as at the date of this Agreement. The Company car currently available to you shall continue to be available for your use until 1 October 2001 on the current basis.

SUMS OWED TO COMPANY

9. The parties agree that no sums are owed by you to the Company or any Associated Company as at the Termination Date with respect to holiday taken in excess of your pro-rata entitlement, any outstanding loan, any advance of salary or training costs made to you by the Company or any Associated Company or in respect of any other benefits provided to you by the FLAG Group.

SUMS OWED TO EMPLOYEE

10. You hereby acknowledge and agree that, save as set out in this Agreement as at the Termination Date, there are no sums owed to you by the Company or any Associated Company including any payments under any bonus, incentive, share option or similar scheme (including, but not limited to, the FLAG Telecom Holdings Limited Long-Term Incentive Plan ("the Plan")) and that neither the Company nor any Associated Company nor the trustees of any such scheme is or shall be liable to make any payment or provide you with any shares under any such scheme.

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PENSION

11. As an additional benefit within 14 days of the End Date the Company shall pay the sum of US$32,566 to you in respect of pension for the years 2000/2001.

MEDICAL, DENTAL AND LIFE INSURANCE

12. The Company will continue to provide you (and your immediate family if provided under the current arrangements) with and will pay for medical, dental and life insurance cover until 1 October 2001, subject to the terms of these schemes from time to time in force. Thereafter the Company will continue to provide you (and your immediate family if provided under the current arrangements) with medical and dental cover subject to your continued payment of the premiums or contributions which shall be notified to you and subject to the terms of the schemes until you find new employment providing equivalent cover.

SHARE OPTIONS

13. Subject to Appendix 5b of the Employee Handbook and notwithstanding the terms of any award certificate you shall be entitled for a period of up to one year following the End Date to exercise such options granted to you under the Plan as have vested prior to the End Date in accordance with the terms of the Plan and illustrated by the vesting schedule attached at Schedule 1. Pursuant to the Plan all unvested options will lapse as at the End Date.

DIRECTORS AND OFFICERS LIABILITY INSURANCE POLICY

14. The Company shall ensure that cover shall continue for you in respect of your acts and omissions as a director or officer of the Company and any Associated Companies to the extent such cover is available under the terms of the Company's and Associated Companies' Directors' and Officers' Liability Insurance policy. For the avoidance of doubt, no waivers or releases referred to in paragraphs 23 and 24 given by you herein or pursuant hereto shall extend to any indemnities of the Company and any Associated Company contained in the by-laws of the Company or any Associated Company or

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         approved by any board resolution of any Company or Associated Company in connection with you being a director or officer of the Company or any Associated Company or any involvement with the Company's initial public offering or any capital raising activities of the Company or any Associated Company.

REASONABLE ASSISTANCE

15.1 You agree that at the request of the Company you will provide the Company and any Associated Company with such assistance as it may reasonably require in the conduct of legal proceedings or any enquiry or investigation in respect of which the Company and/or any Associated Company or its or their legal advisers believe you may be able to provide assistance. In the event such assistance is requested the Company will reimburse you for reasonable out of pocket expenses in accordance with the Company's travel and reimbursement policy.

15.2 For the period of 6 months following 1 October 2002 you may be asked to provide the assistance referred to in clause 15.1 above for up to 10 hours in any month. If above 10 hours work is required or if assistance is required following 1 April 2003 you will be paid for your assistance on a mutually agreed basis. Occasional telephone assistance will not be taken into account in computing the 10 hours referred to above.

RETURN OF PROPERTY

16. You hereby acknowledge and agree that on or before 1 October 2001 (save for such materials as may reasonably be required to enable you to fulfil your obligations under this Agreement) you will return in good condition and without modification all books, documents, correspondence, computer disks, papers, materials, laptop computer, mobile telephone, credit or charge and telephone cards and keys, including all copies thereof, and all other property of or relating to the business or affairs of the Company or any Associated Company or any officer, employee, customer, supplier or agent of the Company or any Associated Company, to the Company's premises. You further acknowledge and agree that on or before 1 October 2001 you will delete any information belonging to the Company or any Associated Company from any personal computer that you may have at home or elsewhere (save for such information and documents as may reasonably be required to enable you to fulfil your obligations under this Agreement) other than the Company's offices without retaining any copies of any such information, in electronic or other format. You acknowledge and agree that you will notify the Company promptly of any passwords used by you in relation to its computer system.

REFERENCE

17. The Company will on any reasonable request by a prospective employer or employment agency in the UK provide a written reference with respect to your employment with the FLAG Group (subject in each case to any material information which may subsequently come to the attention of the FLAG Group).

CONFIDENTIALITY AND NON-DISPARAGEMENT

18. You and the Company agree that you, the Company and the Associated Companies will hold the provisions of this Agreement and the circumstances leading to the termination of your employment in strictest confidence and will not, except with the prior written consent of the other party, directly or indirectly, publicize or disclose in any manner whatsoever the provisions of this Agreement or the circumstances leading to the termination of your employment; PROVIDED, HOWEVER, that you may disclose this Agreement to your immediate family; and that each party (including any Associated Company may disclose this Agreement: (a) in confidence to their attorneys, accountants, auditors, tax preparers, and financial advisors (provided they have themselves agreed to maintain the confidentiality of such communications); and (b) insofar as such disclosure may be necessary to enforce the terms of this Agreement or as otherwise required by law. In particular, and without limitation, both parties (including any Associated Company) agree not to disclose the terms of this Agreement to any current or former employee of the FLAG Group.

19. You hereby agree not to disparage the Company or any Associated Company or any of their respective officers, directors, employees, shareholders, attorneys and agents, in any manner likely to be harmful to them or their

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         business, business reputation or personal reputation and the Company will not and agrees to procure that its Associated Companies and the officers of the Company and of FLAG Limited will not disparage you in any manner likely to be harmful to you or your business, business reputation or personal reputation and will use reasonable endeavours to prevent the officers and employees of the FLAG Group from disparaging you in any manner likely to be harmful to you or your business, business reputation or personal reputation; PROVIDED, HOWEVER, that you and the FLAG Group may respond accurately and fully to any question, inquiry or request for information when required by legal process.

PROPRIETARY INFORMATION OBLIGATIONS

20. You hereby acknowledge that you signed and agree to continue to be bound by the provisions of the non-compete and proprietary information agreement and also by Appendices 5 and 5b of the Employee Handbook, copies of which are attached to this Agreement at Schedule 3 (except as amended by this Agreement).

ASSIGNMENT OF INVENTIONS

21. You hereby irrevocably assign to the Company all right, title and interest in and to any and all inventions (whether or not patentable), copyrights, trademarks, know-how, proprietary techniques and trades secrets or similar proprietary rights that you developed in the course of your employment by the FLAG Group, or during working hours, or using Company tools, materials, resources, or equipment or which you might otherwise own which would be needed by the Company in order to develop and sell its products and operate its business. You hereby waive and quitclaim to the Company any and all claims, of any nature whatsoever, which you now have or may hereafter have for infringement of any patents or copyrights resulting from any such application for letters, patents, copyright registrations assigned hereunder to the Company.

RESTRICTIVE COVENANTS
                                       9
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22.      Subject to the provisions of this Agreement you agree that the provisions contained in the non-compete and proprietary information agreement signed by you and attached at Schedule 3 Part 2 as modified by this Agreement shall continue to apply and be binding upon you to the End Date and thereafter save that in consideration of and subject to your receipt of the Compensation Payment and the terms of this Agreement you agree that such non-compete and proprietary information agreement shall be amended so that the non-compete covenant (at clause
         1) shall be deleted and replaced with the non-compete covenant attached at Schedule 3 Part 1 and the non-compete and proprietary information agreement at Parts 1 and 2 of Schedule 3 shall be subject to English law and the non-exclusive jurisdiction of the English courts and tribunals.

FULL AND FINAL SETTLEMENT

23. In consideration of and subject to your receipt of the Compensation Payment and in further consideration of the other items described herein, on behalf of yourself, your heirs, spouse, assigns, attorneys and agents, you hereby release, acquit and forever discharge the Company, FLAG Limited and any Associated Company and its or their officers, directors, agents, servants, employees, attorneys, shareholders, predecessors, successors, assigns and affiliates and the Company, FLAG Limited and its Associated Companies hereby release acquit and forever discharge you of and from any and all claims, liabilities, demands, causes of action, costs, expenses, attorneys' fees, damages, indemnities and obligations of every kind and nature, in law, equity, or otherwise, known and unknown, suspected and unsuspected, disclosed and undisclosed ("Claims"), arising out of or in any way related to any agreement, event, conduct, act, omission or circumstance that occurred at any time prior to and including the End Date (excluding personal injury claims arising after the date of execution of this Agreement) directly or indirectly arising out of or in any way connected with your employment with FLAG Limited or the Company, the termination of that employment (even though this occurs after the date of execution of this Agreement), or any office held by you by virtue of your employment or the loss of any such office; including but not limited to Claims related to salary, bonuses, commissions,

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         stock, stock options, or any other ownership interests in the Company, vacation pay, fringe benefits, expense reimbursements, severance pay, or any other form of compensation; tort law; contract law; wrongful discharge; discrimination; harassment; fraud; defamation; or emotional distress (whether arising under common law, statute, European Union law or otherwise, whether in the United Kingdom or elsewhere in the world and whether contemplated or not) and you (in consideration of and subject to your receipt of the Compensation Payment and in further consideration of the other items described herein) and the Company and its Associated Companies will refrain from instituting or continuing and will forthwith withdraw any legal proceedings or complaint, including without limitation any complaint before or to an employment tribunal or court or administrative agency. You and the Company both acknowledge that there are or may be Claims which are not contemplated (whether on the facts known to the parties or on the law as it is known) at the date of this Agreement by the parties or either of them but that the waiver contained in this paragraph waives and releases any and all such claims save for personal injury claims arising after the date of execution of this Agreement. You acknowledge and accept that provided the Company complies with the terms of this Agreement you will have been paid all sums to which you may be entitled under your employment contract or on its termination in accordance with the law of the United Arab Emirates. For the avoidance of doubt the provisions of this Agreement remain fully enforceable as between the parties and are not affected by the terms of this waiver and release.

24.

24.1 You hereby warrant that before signing this letter you received independent legal advice from Michael Cole of Penningtons, Highfield, Brighton Road, Godalming, Surrey, GU7 1NS ("Legal Adviser"), a qualified lawyer, as to its terms and effect on, in particular, your ability to bring a statutory claim, including but not limited to any claim for:

         (i)     unfair dismissal;

         (ii)    a redundancy payment;

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         (iii)   unlawful deductions from wages;

         (iv) unequal treatment contrary to the provisions of the Equal Pay Act 1970;

         (v) race discrimination or victimisation under the Race Relations Act 1976;

         (vi) sex discrimination or victimisation under the Sex Discrimination Act 1975;

         (vii) disability discrimination or victimisation under the Disability Discrimination Act 1995;

         (viii) breach of the Transfer of Undertakings (Protection of Employment) Regulations 1981;

         (ix)    breach of the Working Time Regulations 1998;

         (x) breach of the Trade Union and Labour Relations (Consolidation) Act 1992;

         (xi) breach of the Transnational Information and Consultation of Employees Regulations 1999; and

         (xii) any other claims related to your employment, or its termination that could be brought under English law;

24.2 You agree that to the extent you have or may have any such complaints, the waiver and release in paragraph 23 above expressly relates to each and every one of those complaints.

24.3 In consideration of and subject to your receipt of the Compensation Payment you waive and release all other complaints or Claims of any nature against the Company or any Associated Company under the Employment Rights Act 1996, the Equal Pay Act 1970, the Race Relations Act 1976, the Sex Discrimination Act 1975, the Disability Discrimination Act 1995, the Trade Union and Labour Relations (Consolidation) Act 1992, the Transfer of Undertakings (Protection of Employment) Regulations 1981, the Working Time Regulations 1998, the Transnational Information and Consultation of

         Employees Regulations 1999 or similar statutory or common laws of the US or otherwise, save for personal injury claims arising after the date of execution of this Agreement.

24.4 Your Legal Adviser confirms that he has advised you on the claims set out at paragraph 24.1 above by signing the certificate addressed to the Company at Schedule 4.

24.5 The parties agree that all conditions regulating compromise agreements contained in any of the legislation referred to at sub-paragraphs 24.1 and 24.3 above are intended to be and have been satisfied.

25. Each of the parties is entering into the agreement contained in this letter in reliance upon the acknowledgements and agreements and warranties in this Agreement.

INJUNCTIVE RELIEF

26. The parties hereto hereby agree that damages would be an inadequate remedy for the Company, its Associated Companies or you in the event of a breach or threatened breach of paragraphs 18, 19, 20, 21 or 22 of this Agreement and, in the event of any such breach or threatened breach, the Company, its Associated Companies or you may, either with or without pursuing any potential damage remedies, obtain and enforce an injunction prohibiting you, the Company or the Associated Companies from violating this Agreement and requiring you, the Company or the Associated Companies to comply with the terms of this Agreement.

GOVERNING LAW AND JURISDICTION

27. This Agreement will be deemed to have been entered into and will be construed and enforced in accordance with the laws of England and Wales without regard to principles of conflict of laws. The parties hereby agree to submit to the non-exclusive jurisdiction of the English courts and tribunals for any action to enforce this Agreement or to seek equitable relief.

MISCELLANEOUS

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28.      This Agreement constitutes the complete, final and exclusive embodiment of the entire agreement between you and the FLAG Group with regard to this subject matter. It is entered into without reliance on any promise or representation, written or oral, other than those expressly contained herein, and it supersedes any other such promises, warranties or representations. This Agreement may not be modified or amended except in a written document signed by you and a duly authorized officer of the Company.

29. This Agreement will bind the heirs, personal representatives, successors and assigns of you and the FLAG Group, and inure to the benefit of you and the FLAG Group, and your and their heirs, successors and assigns. In the event of your death prior to the payment in full of all amounts payable to you pursuant to this Agreement the amounts that would otherwise have been payable to you will be payable to your estate.

30. The Contracts (Rights of Third Parties) Act 1999 shall apply to this Agreement. Any of the Associated Companies (as defined at paragraph 34 below) shall be entitled to enforce the benefits conferred by this Agreement. No consent of any such Associated Company will be required for the variation or termination of this Agreement, even if that variation or termination affects the benefits conferred on such Associated Company. Except as provided in this paragraph 30 , a person who is not a party to this Agreement has no right under the Contracts (Rights of Third Parties) Act 1999 to enforce any term of this Agreement but this does not affect any right or remedy of a third party which exists or is available apart from that Act.

31. If any provision of this Agreement is determined to be invalid or unenforceable, in whole or in part, this determination will not affect any other provision of this Agreement and the provision in question will be modified by the court so as to be rendered enforceable.

32. The parties understand that each party is responsible for bearing its or his own costs and attorney's fees incurred in connection with matters released in this Agreement, the preparation and negotiation of this Agreement, and all other matters or events between the parties up to the time of this Agreement.

33. If either party brings an action to enforce the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees and costs.

34.      As used herein, "Associated Company" means the companies listed at
         Schedule 5 and any other company directly or indirectly controlled by FLAG Telecom Holdings Limited.

35. As used herein, "foreign" means non United States, "US" means the United States of America and "UK" means the United Kingdom.

36. References in this Agreement to the provisions of any statute or subordinate legislation shall be deemed to refer to the same as in force including any amendment or re-enactment from time to time.

37. The headings in this Agreement are for ease of reference only and shall not affect interpretation.

38. The FLAG Group means FLAG Telecom Holdings Limited and all of the Associated Companies.

39. This Company will cause its Associated Companies to honour this Agreement and will be responsible for any default on the part of the Associated Companies.

Please confirm your acceptance of the above terms by signing, dating and returning to me the enclosed copy of this Agreement, together with the Solicitor's Certificate signed and dated by your Legal Adviser, whereupon the terms of this Agreement, although marked without prejudice and subject to contract shall become binding upon you and the Company subject to this Agreement having been approved by the Board of Directors of the Company and shall become binding between you and FLAG Limited subject to this Agreement having been approved by the Board of Directors of FLAG Limited within 7 days of the date of execution. The Company will procure that FLAG Limited will approve this Agreement (Deed) at a Board meeting within 7 days of the date of execution and deliver it to your solicitors forthwith.

Yours sincerely

EXECUTED AS A DEED BY
FLAG TELECOM HOLDINGS LIMITED ON ITS OWN BEHALF AND ON BEHALF OF THE

ASSOCIATED COMPANIES OTHER THAN FLAG LIMITED acting by

/s/ Andres Bande, Chairman   ) Director
and CEO duly authorized by
resolution of the Board
                             )

                             )

                             )

/s/ Stephen Ball             ) Secretary

Executed as  Deed by FLAG Limited acting by

                             )

                             ) Director

                             )

                             Director/Secretary

I understand and accept the terms of this Agreement.

Signed as  a Deed by Samih Kawar :
  /s/ Samih Kawar
-----------------------------------
SAMIH KAWAR

In the presence of
Witness signature:   /s/ Larry Bautista
Witness name:
Witness address:

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                                   SCHEDULE 1

                                VESTING SCHEDULE

GRANT DATE        PLAN           PRICE         GRANTED         EXERCISED       LAPSED     VESTED      UNVESTED
1/7/1998      International    US$ 6.42        166,667             0             0       166,667             0

30/9/1999     International    US$ 6.42         16,667             0             0        16,667             0

10/4/2000     International    US$22.50         70,000             0             0        35,000        35,000

14/9/2000     International    US$12.00         35,000             0             0        17,500        17,500

10/4/2001     International    US$ 2.75         35,000             0             0             0        35,000

                                                  -------      --------      --------      --------      --------

                                                  323,334             0             0       235,834        87,500

                               SCHEDULE 2 - PART 1
 All of the Action Points below relate to the Operation Department of the
                                   FLAG Group

---------------------------------------------------------- -------------------------------------------------------
ACTION POINT BY SAMIH KAWAR                                DEADLINE
---------------------------------------------------------- -------------------------------------------------------
In conjunction with the HR Department produce a full set   Document to be available for review and approval by
of organization charts detailing the structure of the      Frank Denniston, Paul Trautman and the Finance
existing organization. Each position shall be analyzed
to determine the destination of the function.  This
information should be spelled out in a "from and to"
table. Any changes in the reporting location should also
be analyzed and reported.
---------------------------------------------------------- -------------------------------------------------------
In conjunction with HR establish a full set of the new     Document to be available to Paul Trautman, Frank
organization tables for the new operations organization.   Denniston and the Finance Department and HR
Any missing positions shall be identified together with    Department for review and approval by 31 July 2001
identification of the method used to manage the function
in light of the missing personnel. Any short-term
position (E.g. customer care during the transition
phase) shall be identified together with expected sunset
on the transition phase.
---------------------------------------------------------- -------------------------------------------------------
Produce a document which presents a clear definition of    Document to be prepared by 31 July 2001 for
the roles and responsibilities of each position in the     submission to Frank Denniston and Paul
new organization. Major interfaces within and external     Trautman for their concurrence.
to the operations organization shall be identified.
---------------------------------------------------------- -------------------------------------------------------
Produce lists of known problems, together with suggested   This shall be submitted to the new VP operations by
solutions. Such lists shall be prepared for each           31 July 2001
function in the new operations organization and shall
include without limitation the disclosure of known or
anticipated problems in connection with suppliers,
vendors, FLAG Group personnel or other persons
---------------------------------------------------------- -------------------------------------------------------
Produce a set of objectives for each functional            These objectives to be submitted for review available
sub-organization in the new operations organisation;       by Paul Trautman and Frank Denniston by 31 July 2001
detailing expected results for the first 90 days of
operation. This shall include both qualitative and
quantitative measures, as appropriate, to allow the new
incumbent to easily assess success and failure in meeting
the objectives.
---------------------------------------------------------- -------------------------------------------------------
(1)  Prepare a list of all Samih Kawar's
     directorships in the Group.
(2)  Recommend which directorships should be held by
     the new VP operations.
---------------------------------------------------------- -------------------------------------------------------
Review levels of financial approval authority existent     To be submitted to Finance organisation by 31 July
within the current organisation.  Make recommendations     2001
for changes to these authority levels to reflect the new
organisational structure and responsibility changes.
---------------------------------------------------------- -------------------------------------------------------
Prepare and deliver a special presentation to the new VP   To be delivered by 31 July 2001.
operations, which explains the FLAG-EA Construction and
Maintenance agreement.
---------------------------------------------------------- -------------------------------------------------------
Identify and explain to the new operations manager any     To be completed before 31 July 2001.
and all relevant contracts falling
---------------------------------------------------------- -------------------------------------------------------

---------------------------------------------------------- -------------------------------------------------------
within the operations sphere (E.g. Agreement with ETISALAT
regarding the NOC in Fujairah, repair and return
arrangements on each of the existing supply contracts).
---------------------------------------------------------- -------------------------------------------------------
Prepare and deliver to the new VP operations a list of     To be delivered by 31 July 2001
major operation related relationships with third parties
and, which shall include
-  Key Contacts
-  Past History
-  Current Commitments
-  Special Considerations/ Arrangements
---------------------------------------------------------- -------------------------------------------------------
Conduct current assessment of all managers and directors   31 July 2001
and their skills according to their current functions with
recommendations for development.
---------------------------------------------------------- -------------------------------------------------------
Introduce new VP operations to all key employees.          31 July 2001
---------------------------------------------------------- -------------------------------------------------------
Accompany the new VP operations on a tour of major         31 July 2001
locations.
---------------------------------------------------------- -------------------------------------------------------
Notify Management Committee of the FLAG EA cable of the    31 July 2001
change in responsibilities
---------------------------------------------------------- -------------------------------------------------------

                               SCHEDULE 2 - PART 2
 All of the Action Points below relate to the Construction and Maintenance
                          Department of the FLAG Group

---------------------------------------------------------------------- -------------------------------------------
ACTION POINT BY SAMIH KAWAR                                            DEADLINE
---------------------------------------------------------------------- -------------------------------------------
Train  the  new  VP  Construction   and  pass  to  him  all  material  Ongoing,  to be  completed  by 30 November
information about the Construction Organisation.                       2001
---------------------------------------------------------------------- -------------------------------------------
Prepare a training and information  transfer programme for the new VP  Document to be available for review and
Construction.                                                          approval by Frank Denniston and Paul
                                                                       Trautman for completeness and quality
                                                                       by 1 August 2001.
---------------------------------------------------------------------- -------------------------------------------
As part of the training/information transfer phase, prepare and        1 September 2001
deliver a special presentation to the new VP Construction to explain the following:-

-  FLAG-EA Construction and Maintenance agreement;

-  Each Construction Contract (e.g. FA-1);

1. Zonal Maintenance Agreements;

2. Other maintenance agreements (e.g. ALCATEL for FNAL).
---------------------------------------------------------------------- -------------------------------------------
In conjunction with HR establish a full set of the new organization    Document to be available to Paul
tables for the new Construction Organisation. Any missing              Trautman, Frank Denniston and the Finance
positions shall be identified together with identification of          Department and HR Department for review
the method used to manage the function in light of the missing         and approval by 15 July 2001.
personnel. Any short-term position (e.g. customer care during the transition phase) shall be identified together with expected sunset on the transition phase.
---------------------------------------------------------------------- -------------------------------------------
Produce a document which presents a clear definition of the roles      Document to be prepared by 1 August 2001
and responsibilities of each position in the new Construction          for approval as to quality and
Organisation. Major interfaces within and external to the              completeness by Frank Denniston and Paul
Construction Organisation shall be identified.                         Trautman.
---------------------------------------------------------------------- -------------------------------------------
Produce lists of known problems, together with suggested solutions.    This shall be submitted to the Designated
Such lists shall be prepared for each function in the new              VP Construction by 15 September 2001.
Construction Organisation and shall include without limitation the disclosure of known or anticipated problems in connection with suppliers, vendors, FLAG Group personnel or other persons.
---------------------------------------------------------------------- -------------------------------------------
Produce a set of objectives for each functional sub-organisation in    These objectives to be submitted for
the new Construction Organisation; detailing expected results for      review by Paul Trautman and Frank
the first 90 days following the appointment of the new VP              Denniston by 15 August 2001.
Construction. This shall include both qualitative and quantitative measures, as appropriate, to allow the new VP Construction to easily assess success and failure in meeting the objectives during his training period.
---------------------------------------------------------------------- -------------------------------------------
Prepare, if requested by the new VP Construction, a similar set of     To be presented to the new VP
objectives for the next three month period as part of the handover     Construction within 15 days of receipt of
package.                                                               the request.
---------------------------------------------------------------------- -------------------------------------------

---------------------------------------------------------------------- -------------------------------------------
Recommend which directorships should be held by the new VP             Ensure appropriate paperwork has been
Construction.                                                          prepared to appoint the new VP Construction
                                                                       to appropriate directorships.
---------------------------------------------------------------------- -------------------------------------------
Prepare and deliver to the new VP Construction a list of               To be delivered by 15 September 2001.
construction and maintenance related relationships with third parties which describes the customer relationships and, which shall include

-   Key Contacts

-   Past History

-   Current Commitments

-   Special Considerations/Arrangements

---------------------------------------------------------------------- -------------------------------------------
Conduct current assessment of all managers and directors and their     To be completed by 10 October 2001.
skills according to their current functions with recommendations for development.
---------------------------------------------------------------------- -------------------------------------------
Conduct formal project review meetings for each of the major projects, Submit  the  schedule  for  these  project
e.g. FLAG Atlantic, FLAG Pacific, FLAG North Atlantic Loop             reviews to Frank Denniston and Paul
with the Designated VP Construction.                                   Trautman by 1 September 2001. These
                                                                       project review meetings are to be completed
                                                                       by 31 October 2001.
---------------------------------------------------------------------- -------------------------------------------
The provision of timely assistance from your chosen location of        Ongoing
residence to and full co-operation with the new VP Construction throughout the term of the consultancy arrangement.
---------------------------------------------------------------------- -------------------------------------------

                                   SCHEDULE 3

                                     PART 1

The Executive acknowledges that in the course of his employment he has had access to confidential and proprietary information belonging to the Company and Affiliated Companies and has knowledge of and influence over the Company's and Affiliated Company's clients and that he is in possession of knowledge and information which is not available other than to the Company and Affiliated Companies and would be detrimental to the Company and Affiliated Companies if known to the Company's and Affiliated Companies' competitors.

1)      PROHIBITION AGAINST COMPETITIVE ACTIVITIES

        The Executive, without the prior written consent of the Board of Directors of the Company (or any successor governing body of the Company) shall not either alone or jointly with others as an individual, partner, shareholder, officer, director, principal, agent, employee, consultant or in any other capacity whether directly or indirectly through any other person, firm or company and whether or not for Executive's own benefit during the period of the Executive's employment and thereafter until 1 October 2002:

        (i) work for, or provide services to, or accept any employment, appointment or engagement or become interested in, any company or entity within the Tycom, Level 3, Global Crossing, or 360 Networks groups of companies provided however, that nothing herein shall prevent the Executive from acquiring securities of a publicly traded company so long as the Executive's equity interest in any such company is less than 5% of the outstanding capital stock of such company;

        (ii) in competition with the Company and/or any of the Affiliated Companies in any geographic area where the Company or any other Affiliated Company conducts business (or as at the 1 October 2001, had a board-approved business plan under which it planned to conduct business and about which the Executive had knowledge) engage in commercial or professional activities relating to the sale, marketing, construction, building, operation, maintenance and installation of submarine telecommunications cable capacity ("Competitive Activities") provided, however, that nothing herein shall prevent the Executive from acquiring securities of a publicly-traded company so long as the Executive's equity interest in any such company is less than 5% of the then outstanding capital stock of such company;

        (iii) interfere with the relations of the Company or any other Affiliated Company with any of its employees, agents, representatives, suppliers or vendors under contract, or joint ventures, where any such person or entity co-operates with or supports the Company or any other Affiliated Company; or

        (iv) induce or solicit or otherwise encourage any employee of the Company or any other Affiliated Company to terminate his or her employment with the Company or any other Affiliated Company or employ, or offer employment to any person who was employed by the Company or any Affiliated Company at the End Date or in the four months prior to the End Date.

        For the purposes of this Schedule 3:

        (i) "The Company", "Affiliated Company" and "End Date" shall have the same meanings respectively as "the Company", "Associated Company" and "End Date" in the Agreement to which this forms
                 Schedule 3 Part I and

        (ii)     "the Executive" means Samih Kawar

        (iii) any employee means any person who was employed by the Company or any other Affiliated Company with whom the Executive personally dealt and who was or is employed in a managerial sales or technical capacity.

The Company shall send the Executive written notice in the event that the Company believes that Executive has violated any of the prohibitions of this
Schedule 3; provided, however, that any failure by the Company to give notice under this provision or to enforce its rights under this Agreement in any one or more instances shall not be a bar to the Company giving notice and taking action to enforce its rights under this Agreement at any later time.

The provisions in this clause are intended to be separate, severable and enforceable as such.

                                     PART 2

         COPY APPENDICES TO EMPLOYEE HANDBOOK AND NON-COMPETE AGREEMENT

                                   SCHEDULE 4

                             SOLICITOR'S CERTIFICATE


I hereby certify as follows:

1. I am a Solicitor of the Supreme Court of England and Wales holding a current practising certificate.

2. I have advised Samih Kawar of the terms and effect under English law of the Agreement between FLAG Telecom Holdings Limited and him dated __________________________ 2001 and, in particular, its effect on his ability to pursue his rights before an employment tribunal following its signing.

3. I am not acting (and have not acted) in relation to this matter for FLAG Limited or any Associated Companies (as defined in the Agreement).

4. There is in force and was in force when I gave the advice referred to above, cover under a contract of insurance, or an indemnity provided for members of a profession or professional bodies relating to the risk of a claim by Samih Kawar in respect of loss arising from such advice.

SIGNED:

SOLICITOR:

FIRM NAME:

ADDRESS:

                                   SCHEDULE 5

                              ASSOCIATED COMPANIES

-------------------------------------------------------------------------------------------------------------------------------
FLAG Telecom Holdings                Cedar House,                   Suite 770,                     Bermuda       26044
Limited                              41 Cedar Avenue                48 Par-la-Ville Road
                                     Hamilton HM12, Bermuda         Hamilton HM11
                                                                    Bermuda
-------------------------------------------------------------------------------------------------------------------------------
FLAG Limited                         Cedar House,                   Suite 770,                     Bermuda       EC/17928
                                     41 Cedar Avenue                48 Par-la-Ville Road
                                     Hamilton HM12, Bermuda         Hamilton HM11
                                                                    Bermuda
-------------------------------------------------------------------------------------------------------------------------------
FLAG Telecom                         Cedar House,                   Suite 770,                     Bermuda       E26206
Development Limited                  41 Cedar Avenue                48 Par-la-Ville Road
                                     Hamilton HM12, Bermuda         Hamilton HM11
                                                                    Bermuda
-------------------------------------------------------------------------------------------------------------------------------
FLAG Telecom                         16 Hussein Wassef St.,         Safir Suites Hotel,            Egypt         N/A
Development Services                 Messaha, Dokki                 Suite 701
Company LLC                          Cairo 12311,                   21 Mohammad Mazhar
                                     Egypt                          Street
                                                                    Zamalek, Cairo
                                                                    Egypt
-------------------------------------------------------------------------------------------------------------------------------
FLAG Telecom Network                 Hardwicke House, 2/F           Same as registered             Ireland       301430
Services Limited                     Hatch Street                   office
                                     Dublin 2

-------------------------------------------------------------------------------------------------------------------------------
FLAG Telecom Ireland                 Hardwicke House, 2/F           Same as registered office      Ireland       300330
Limited                              Hatch Street
                                     Dublin 2

-------------------------------------------------------------------------------------------------------------------------------
FLAG Telecom Japan                   Izumi Kojimachi Building,      Same as Registered             Japan         038860
Limited                              5/F                            Office
                                     10 Kojimachi 1-chome
                                     Chiyoda-ku
                                     Tokyo 102-0083
                                     Japan
-------------------------------------------------------------------------------------------------------------------------------
FLAG Telecom Espana SA               Po Castellana, 141 Planta 20   C/ Juan Bravo, 3C Planta       Spain         N/A
                                     Edificio Cuzco IV              5
                                     28046 Madrid                   28006 Madrid
                                     Spain                          Spain
-------------------------------------------------------------------------------------------------------------------------------
FLAG Telecom Ireland                 Hardwicke House, 2/F           Same as registered office      Ireland       309573
Services Limited                     Hatch Street
                                     Dublin 2

-------------------------------------------------------------------------------------------------------------------------------
FLAG Telecom Ireland                 Hardwicke House, 2/F           Same as registered office      Ireland       311268
Network Limited                      Hatch Street
                                     Dublin 2

-------------------------------------------------------------------------------------------------------------------------------
FLAG Telecom Network                 Corporation Trust Centre       Suite 150, 8045 Leesburg       USA           3227686
USA Limited                          1209 Orange Street             Pike, Vienna, Virginia
                                     Wilmington, County of          22182 USA
                                     New Castle
                                     Delaware 19801 USA
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
FLAG Telecom Nederland               Strawinskylaan 3051            Same as Registered             The           34147123
Network B.V.                         1077 ZX Amsterdam, The         Office                         Netherlands
                                     Netherlands

-------------------------------------------------------------------------------------------------------------------------------
FLAG Telecom Servizi Italia          Via Pompeo Magno 4             Same as Registered             Italy         N/A
SPA                                  00192, Rome                    Office
                                     Italy
-------------------------------------------------------------------------------------------------------------------------------
FLAG Access India Private            The Surya Hotel, Office        Same as Registered             India         55-107573
Ltd                                  Floor                          Office
                                     Business Centre,
                                     New Friends Colony
                                     New Delhi 110065
                                     India
-------------------------------------------------------------------------------------------------------------------------------
FLAG Telecom Group                   Cedar House                    Suite 770                      Bermuda       26157
Services Limited                     41 Cedar Avenue                48 Par-la-Ville Road
                                     Hamilton HM12                  Hamilton HM11
                                     Bermuda                        Bermuda

-------------------------------------------------------------------------------------------------------------------------------
FLAG Telecom Limited                 9 South Street                 Same as Registered             UK            3506159
                                     London W1K 2XA                 Office
                                     UK
-------------------------------------------------------------------------------------------------------------------------------
FLAG Telecom USA LTD.                1209 Orange Street             Suite 150, 8045 Leesburg       USA           2900162
                                     City of Wilmington             Pike
                                     County of New Castle           Vienna, Virginia 22182
                                     State of Delaware              USA
                                     USA
-------------------------------------------------------------------------------------------------------------------------------
FLAG Telecom Asia Limited            Suite 3305-6                   Same as Registered             Hong Kong     645513
                                     One International Finance      Office
                                     Centre
                                     1 Harbour View Street
                                     Central, Hong Kong
-------------------------------------------------------------------------------------------------------------------------------
FLAG Telecom France                  25, rue Greffulhe              Same as Registered             France        R.C.S.
Services EURL                        92300 Levallois-Perret         Office                                       Nanterre
                                     France                                                                      B431 829
                                                                                                                 134
-------------------------------------------------------------------------------------------------------------------------------
FLAG Telecom Deutschland             Mainzer Landstrasse 47         Same as Registered             Germany       HRB
GmbH                                 60329  Frankfurt               Office                                       48284
                                     Germany
-------------------------------------------------------------------------------------------------------------------------------
FLAG Telecom Services                Via XX Settembre No. 1         Via Pompeo Magno 4             Italy         N/A
Italia SRL                           Rome, Italy                    00192, Rome
(in liquidation)                                                    Italy

-------------------------------------------------------------------------------------------------------------------------------
FLAG Telecom Nederland               Strawinskylaan 3051,           Same as Registered             The           34147133
B.V.                                 1077 ZX Amsterdam, The         Office                         Netherlands
                                     Netherlands

-------------------------------------------------------------------------------------------------------------------------------
FLAG Telecom Global                  Cedar House                    Suite 770                      Bermuda       28625
Network Limited                      41 Cedar Avenue                48 Par-la-Ville Road
                                     Hamilton HM12                  Hamilton HM11
                                     Bermuda                        Bermuda

-------------------------------------------------------------------------------------------------------------------------------
FLAG Pacific Holdings                Cedar House                    Suite 770                      Bermuda       28118
Limited                              41 Cedar Avenue                48 Par-la-Ville Road
                                     Hamilton HM12                  Hamilton HM11
                                     Bermuda                        Bermuda

-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
FLAG Pacific Limited                 Cedar House                    Suite 770                      Bermuda       28120
                                     41 Cedar Avenue                48 Par-la-Ville Road
                                     Hamilton HM12                  Hamilton HM11
                                     Bermuda                        Bermuda

-------------------------------------------------------------------------------------------------------------------------------
FLAG Pacific USA Limited             Corporation Trust Centre       N/A                            USA           3246409
                                     1209 Orange Street
                                     Wilmington,
                                     County of New Castle
                                     Delaware 19801
                                     USA
-------------------------------------------------------------------------------------------------------------------------------
FLAG Pacific Canada                  P O Box 7289, Stn. "A"         N/A                            Canada        512377
Limited                              44 Chipman Hill, 10th Floor
                                     Saint John
                                     N.B. E2L 4S6
                                     Canada
-------------------------------------------------------------------------------------------------------------------------------
FLAG Pacific Japan Limited           Izumi Kojimachi Building,      Same as  Registered            Japan         N/A
                                     5/F                            Office
                                     10 Kojimachi 1-chome
                                     Chiyoda-ku
                                     Tokyo 102-0083
                                     Japan
-------------------------------------------------------------------------------------------------------------------------------
FLAG Asia Holdings Limited           Cedar House                    Suite 770                      Bermuda       28213
                                     41 Cedar Avenue                48 Par-la-Ville Road
                                     Hamilton HM12                  Hamilton HM11
                                     Bermuda                        Bermuda

-------------------------------------------------------------------------------------------------------------------------------
FLAG Asia Limited                    Cedar House                    Suite 770                      Bermuda       28214
                                     41 Cedar Avenue                48 Par-la-Ville Road
                                     Hamilton HM12                  Hamilton HM11
                                     Bermuda                        Bermuda

-------------------------------------------------------------------------------------------------------------------------------
FLAG Telecom Deutschland             Mainzer Landstrasse 47         Same as Registered             Germany       HRB 52228
Network GmbH                         60329  Frankfurt               Office
                                     Germany
-------------------------------------------------------------------------------------------------------------------------------
FLAG Telecom Korea                   Suite 2303, 23rd Floor, City   Same as Registered             Korea         N/A
Limited                              Air Tower 159-9                Office
                                     Samsung-Dong, Kangnam-Ku
                                     Seoul 135-973
                                     Korea
-------------------------------------------------------------------------------------------------------------------------------
FLAG Telecom Singapore               8 Shenton Way                  Same as Registered             Singapore     20002702N
Pte.. Limited                        #33-01 Temasek Tower           Office
                                     Singapore 068811
-------------------------------------------------------------------------------------------------------------------------------
FLAG Atlantic Holdings               Cedar House                    Suite 770                      Bermuda       25863
Limited                              41 Cedar Avenue                48 Par-la-Ville Road
                                     Hamilton HM12                  Hamilton HM11
                                     Bermuda                        Bermuda

-------------------------------------------------------------------------------------------------------------------------------
FLAG Atlantic Limited                Cedar House                    Suite 770                      Bermuda       25854
                                     41 Cedar Avenue                48 Par-la-Ville Road
                                     Hamilton HM12                  Hamilton HM11
                                     Bermuda                        Bermuda

-------------------------------------------------------------------------------------------------------------------------------
FLAG Atlantic UK Limited             9 South Street                 Sovereign Court, 635           United        3765265
                                     London W1K 2XA                 Sipson Road, West              Kingdom
                                     UK                             Drayton, Middlesex
                                                                    UB7 0JE,
                                                                    UK
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
FLAG Atlantic USA Limited            615 South DuPont               Sovereign Court, 635           USA           3016237
                                     Highway                        Sipson Road, West
                                     Dover                          Drayton, Middlesex
                                     Delaware 19901                 UB7 0JE,
                                     USA                            UK
-------------------------------------------------------------------------------------------------------------------------------
FLAG Atlantic France                 25, rue Greffulhe              Same as Registered             France        RCS
S.A.R.L.                             92300 Levallois-Perret         Office                                       Nanterre
                                     France                                                                      B 423
                                                                                                                 843 143
                                                                                                                 ((2001
                                                                                                                 B01913)
-------------------------------------------------------------------------------------------------------------------------------
FLAG Telecom Belgium                 c/o Arthur Andersen            Zwaluwstraat 9                 Belgium       112.955
Network SA                           Montagne du Parc 4             3920 Lommel
                                     1000 Bruxelles                 Belgium
                                     Belgium
-------------------------------------------------------------------------------------------------------------------------------
FLAG Telecom Switzerland             C/o Lenz & Staehelin           N/A                            Switzerland   TBA
Network AG                           Aktiengesellschaft
                                     Bleicherweg 58
                                     8027 Zurich
                                     Switzerland
-------------------------------------------------------------------------------------------------------------------------------
FLAG Telecom Hellas A.E.             5 Livini Street                Room 302                       Greece        48637/01/
                                     Athens                         60 Vasilissis Sophias                        B/01206
                                     Greece                         Avenue
                                                                    Athens 11528
                                                                    Greece
-------------------------------------------------------------------------------------------------------------------------------
FLAG Telecom Norway                  C/o Advokatfirmaet Hjort       N/A                            Norway        TBA
Network AS                           DA
                                     Akersgaten 2
                                     0105 Oslo
                                     Norway
-------------------------------------------------------------------------------------------------------------------------------
FLAG Telecom France                  25, rue Greffulhe              Same as Registered             France        R.C.S200
Network SAS                          92300 Levallois-Perret         Office                                       1B02879
                                     France (
-------------------------------------------------------------------------------------------------------------------------------

                                   SCHEDULE 6

To: The Boards of Directors of FLAG Telecom Holdings Limited ("the Company") and all the Associated Companies

Dear Sirs,

I hereby resign with effect from 31 July 2001 as a director of each and every one of the companies listed in the attached schedule, without prejudice to any of my rights under the agreement between the Company and me of today's date.

                                 Yours sincerely

                                   Samih Kawar

                         SCHEDULE TO RESIGNATION LETTER

FLAG Limited FLAG
Telecom Development Limited
FLAG Telecom Japan Limited FLAG
Telecom Espana S.A.
FLAG Telecom Group Services Limited
FLAG Atlantic Holdings Limited
FLAG Atlantic Limited
FLAG Pacific Holdings Limited
FLAG Pacific Limited
FLAG Telecom Singapore Pte Limited
FLAG Asia Holdings Limited
FLAG Asia Limited
FLAG Telecom Global Network Limited
FLAG Telecom Network USA Limited
FLAG Pacific USA Limited
FLAG Pacific Canada Limited
FLAG Pacific Japan Limited
FLAG Atlantic USA Limited